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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        JUNE 3, 1997
                                                --------------------------------


                             CHOICECARE CORPORATION
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             (Exact name of registrant as specified in its charter)


           OHIO                          0-22295                 31-1446609
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


           655 EDEN PARK DRIVE, SUITE 400
               CINCINNATI, OHIO                                         45202
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 (Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code        (513) 784-5200
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


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ITEM 5.       OTHER EVENTS
              ------------
As of June 3, 1997, ChoiceCare Corporation ("ChoiceCare") entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Louisville, Kentucky-based Humana Inc. ("Humana"), under which Humana will pay total consideration of $250 million in cash for ChoiceCare's outstanding common shares and vested stock options, or $16.38 per outstanding share. Closing of the transaction is subject to the approval of ChoiceCare's shareholders and the satisfaction of certain conditions, including regulatory approval. In addition, the transaction is subject to termination, under certain conditions, including if the transaction has not closed on or before January 31, 1998.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------
(c)      Exhibits
         --------
Exhibit No.           S-K Item 601 Reference                Description
-----------           ----------------------                -----------

    1                         (99)             Press Release dated June 5, 1997.

    2                         (10)             Amended and Restated Employment
                                               Agreement between ChoiceCare and
                                               Thomas D. Anthony, Esq.,
                                               effective January 1, 1997.

    3                         (10)             Amended and Restated Employment
                                               Agreement between ChoiceCare and
                                               Michael J. Barber, M.D.,
                                               effective January 1, 1997.

    4                         (10)             Amended and Restated Employment
                                               Agreement between ChoiceCare and
                                               Daniel A. Gregorie, M.D.,
                                               effective January 1, 1997.

    5                         (10)             Amended and Restated Employment
                                               Agreement between ChoiceCare and
                                               Jane E. Rollinson, effective
                                               January 1, 1997.

    6                         (10)             Amended and Restated Supplemental
                                               Executive Retirement Agreement
                                               between ChoiceCare and Daniel A.
                                               Gregorie, M.D., effective January
                                               1, 1997.

    7                         (10)             Seventh Amendment to Lease
                                               Agreement between ChoiceCare and
                                               CPX-Commercial Properties, Inc.,
                                               effective June 4, 1997.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHOICECARE CORPORATION

Date:  June 16, 1997           By:  /s/   JUAN M. FRAIZ
                                    -------------------------------------------
                                          Juan M. Fraiz
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)


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